UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2026

Clean Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

001-41654	20-2675800
(Commission File Number)	(IRS Employer Identification Number)

1340 Reynolds Avenue, Unit 120 Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

(949) 273-4990

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	CETY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes In Registrant’s Certifying Accountant.

Previous Certifying Accounting Firm

(i) On July 13, 2026, Clean Energy Technologies, Inc. (the “Company”) notified TAAD LLP (the “Former Accounting Firm”) of its dismissal as the Company’s independent registered public accounting firm.

(ii) The reports of the Former Accounting Firm on the Company’s financial statements as of and for the fiscal years ended December 31, 2025 and 2024, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles except as set forth in subparagraph (iii) below.

(iii) The reports of the Former Accounting Firm on the Company’s financial statements as of and for the years ended December 31, 2025 and 2024, contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern.

(iv) The Company’s Audit Committee approved the dismissal of the Former Accounting Firm.

(v) During the fiscal year ending December 31, 2025, and during the interim period through July 13, 2026, there (i) have been no disagreements with the Former Accounting Firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accounting Firm, would have caused the Former Accounting Firm to make reference to the subject matter of such disagreements in its reports on the financial statements for such years, and (ii) were no reportable events of the kind referenced in Item 304(a)(1)(v) of Regulation S-K.

(vi) The Company provided the Former Accounting Firm a copy of this Current Report on Form 8-K and requested that the Former Accounting Firm furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the disclosures the Company is making in response to Item 304(a) of Reg. S-K, and, if not, stating the respects in which it does not agree. A copy of the letter from the Former Accounting Firm is attached hereto as Exhibit 16.1 to this Current Report on Form 8-K.

New Independent Accountants

On July 16, 2026, the Company engaged Green Growth CPAs (the “New Accounting Firm”) as its independent registered public accounting firm. The Company has not consulted with the New Accounting Firm during our two most recent fiscal years or during the subsequent interim period through July 16, 2026, regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that the New Accounting Firm concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

The exhibits listed in the following exhibit index are filed as part of this Current Report on Form 8-K:

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Former Accounting Firm
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

CLEAN ENERGY TECHNOLOGIES, INC.

Dated: July 16, 2026	By:	/s/ Kambiz Mahdi
Kambiz Mahdi
Chief Executive Officer